CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
OPERATING COSTS
General and administrative	$ 5,073,000	$ 6,161,000
LOSS FROM OPERATIONS	(16,633,000)	(20,806,000)
OTHER INCOME (EXPENSE)
Net Income (loss)	(33,655,000)	(20,679,000)
Lamf Global Ventures Corp I [Member]
OPERATING COSTS
General and administrative	8,649,017	1,689,655
LOSS FROM OPERATIONS	(8,649,017)	(1,689,655)
OTHER INCOME (EXPENSE)
Interest income	4,227,678	3,187,612
Dividend income	965,886	752,586
Change in fair value of derivatives	(33,160)
Total other income (expense)	5,160,404	3,940,198
Net Income (loss)	$ (3,488,613)	$ 2,250,543
Weighted-average shares outstanding of Class A Shares	17,523,880	26,406,000
Basic and diluted net income (loss) per Class A Shares	$ (0.17)	$ 0.06
Weighted-average shares outstanding of Class B ordinary shares	3,049,863	8,433,333
Basic and diluted net income (loss) per Class B ordinary shares	$ (0.17)	$ 0.06